EXHIBIT 32.1


                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                               CET SERVICES, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Services, Inc. for the period ending June 30, 2006:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of CET Services, Inc.






/s/ Steven H. Davis
Steven H. Davis
Chief Executive Officer
August 10, 2006


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.